Summary and Statutory Prospectus Supplement dated May 7, 2021

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:

Invesco High Yield Municipal Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.

The Fund will close to new investors other than in the circumstances outlined below effective the open of business on June 7, 2021.

The following sentence is added on the front cover of the Statutory Prospectus:

As of the open of business on June 7, 2021, the Fund will limit public sales of its shares to certain investors.

The following information is added as the last item under the heading “Other Information” in the Statutory Prospectus:

Limited Fund Offering

Effective as of the open of business on June 7, 2021, the Fund will close to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Investors who are invested in the Fund on June 7, 2021 may continue to make additional purchases in their accounts.

Any Employer Sponsored Retirement and Benefit Plan or its affiliated plans may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the Employer Sponsored Retirement and Benefit Plan or its affiliated plan is invested in the Fund as of June 7, 2021. Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap, or advisory account can continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new RIA and bank trust firms. The Fund may also accept investments by 529 college savings plans managed by Invesco Advisers, Inc. (the Adviser) during this limited offering.

The Fund may resume sales of shares to new investors on a future date if the Adviser determines it is appropriate.

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